GLOBAL             PARTNERS             INCOME             FUND             INC.

September 22, 2000

Dear Shareholders:

We are pleased to provide you with this annual report for the Global Partners Income Fund Inc. ('Fund') as of August 31, 2000. Included in this report are an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high-yield market, a listing of the Fund's investments as of August 31, 2000 and financial statements for the 12-month period ended August 31, 2000.

During the year ended August 31, 2000, the net asset value ('NAV') of the Fund increased from $10.98 per share at August 31, 1999 to $11.94 per share at August 31, 2000. In addition, income dividends totaling $1.43 were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on the net asset value for the 12-month time frame was 23.02%.

In comparison, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+')(1) returned 35.22% and the Salomon Smith Barney High Yield Market Index ('SSB High Yield Index')(2) returned 1.36% for the same time period. The Fund's performance was the result of several factors that we will highlight below.

EMERGING MARKET DEBT

Emerging markets debt returned 35.22% for the year ended August 31, 2000 as measured by the EMBI+. This above-average return was generated with below-average volatility. Return volatility for the year ended August 31, 2000, was 8.13%, down from 22.07% the previous year. Spreads tightened from 1,166 basis points3 to 643 basis points over U.S. Treasuries during the fiscal year.

The strong returns generated by emerging markets debt was attributable to improving economic fundamentals in a number of key countries as well as rising oil prices. Stable technical factors also contributed to overall returns by encouraging new investors to enter the market. Individual country performance was dominated by Russia, which returned over 127% during the period, as measured by the EMBI+. Given the outsized nature of Russia's returns, Brazil, Venezuela and Ecuador were the only other countries to outperform the EMBI+. That said, a wide range of countries did generate good performance with 11 of 16 Index countries returning in excess of 16% for the fiscal year.

The U.S. Federal Reserve Board ('Fed') was active during the period, raising interest rates four times for a total increase of 125 basis points.(3) The Fed adopted this aggressive posture in order to slow the rate of growth of the U.S. economy and keep inflation in check. The expectation that U.S. interest rates

---------
1 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. An investor cannot invest directly in an index.

2 The SSB High Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. An investor cannot invest directly in an index.

3 A basis point is 0.01% or one one-hundredth of a percent.

GLOBAL             PARTNERS             INCOME             FUND             INC.

would continue to rise had a negative impact on emerging markets during some periods of the fiscal year. This expectation had a greater negative impact than the actual rate increases. The shift to floating currency exchange regimes in a number of emerging countries has reduced the direct impact of U.S. interest rate increases on their economies. Nonetheless, fears of future interest rate increases impacted returns during January, April and May. Most notable was the 50 basis point hike on May 16, 2000, a clear signal that the Fed was maintaining their tightening bias.

Commodity prices in general and oil prices in particular moved higher during the fiscal year. Oil prices closed the year at $31.22 per barrel up over $10 per barrel from the beginning of the year. This trend of higher prices has benefited oil producing emerging countries including Mexico, Venezuela, Russia and Ecuador.

The following is a brief description of developments in key countries over the past 12 months.

RUSSIA

Russia's outstanding returns during the period clearly make it the turnaround story of the year. Russia has benefited from strong political leadership, rising oil prices and the favorable debt restructuring terms negotiated with the London Club.(4) Other key developments in Russia during the Fund's fiscal year include:

     The lower house of the Duma passed the 2000 budget, which emphasizes increased tax collection and deficit reduction.

     Duma elections in December 1999 reduced the influence of the Communist party and made the moderate bloc the largest faction in Congress.

     Vladimir Putin was elected and inaugurated President. Mr. Putin has moved aggressively to reassert federal power over Russia's vast regions.

     Russia successfully concluded a debt restructuring agreement with the London Club of creditors. The terms of the debt exchange were favorable for Russia. The debt exchange occurred on August 31, 2000.

     Tax collections continued to run ahead of budget levels, leading to a stronger than anticipated fiscal balance.

     Rising oil prices helped expand Russia's hard currency reserve position. Assuming oil prices remain at current levels, Russia will end the year with reserves in excess of $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook. We maintained a large position in Russian debt securities over the course of the Fund's fiscal year. These positions were important contributors to the Fund's performance.

---------
(4) The London Club is the official group of creditors lending to emerging market governments.

GLOBAL             PARTNERS             INCOME             FUND             INC.

ARGENTINA

Argentina lagged the returns of the EMBI+ for the fiscal year returning 16.95%. Argentina started the fiscal year with political uncertainty and concerns about its ability to refinance its substantial obligations in the latter part of 1999 and through 2000. The election of Fernando de la Rua as President ended ten years of Peronist party rule. Reflecting Argentina's fiscal uncertainties, Moody's downgraded Argentina's sovereign rating one notch from Ba3 to B1.

We were underweight in Argentina during the period. We believe that the Argentine economy must grow at a more accelerated pace in order to reduce the fiscal pressure of its debt amortization schedule.

BRAZIL

Brazil returned 38.90% for the period, as represented by the EMBI+. Economic news from Brazil was very positive throughout the Fund's fiscal year. The current account deficit and the central government primary surplus exceeded targets established with the International Monetary Fund ('IMF'). The factors behind these good fiscal results include a combination of one-off revenue events and very disciplined expenditure control. Brazilian government officials have made substantial progress in dealing with the country's debt problems. In addition, negotiations with the IMF have led to a lowering of the target for foreign reserves, giving the central bank additional flexibility in supporting the local currency. Brazil's subdued inflation and continued primary surplus led the Central Bank to lower overnight rates from 45% to 16.5% over the course of the Fund's fiscal year.

We maintained a large position in Brazil during the fiscal year. Assuming the Brazilian economic recovery continues, the country will have added flexibility in dealing with its domestic debt burden.

MEXICO

Mexico returned 28.51% for the year, as represented by the EMBI+. Mexico's foreign currency debt rating was upgraded by Moody's to investment-grade (Baa3.) The ratings agency cited sound fiscal policies, increased political stability and a reduced debt burden in explaining its rationale for the upgrade. Mexico has benefited from rising oil prices as its economy and export volumes continue to grow. The ratings upgrade attracted additional investors into emerging markets debt as Mexico was added to investment-grade debt indexes. In another important development, Vincente Fox, PAN candidate, was elected president on July 2. The election marked the first defeat for the PRI party in over 70 years of presidential politics. This evolutionary opening of the Mexican political system further establishes Mexico as a leading credit in emerging markets. While we are impressed by Mexico's progress and its sound fundamentals, we are underweight relative to the Index because the country trades at substantially tighter spreads than other potential investments.

VENEZUELA

Venezuela returned 35.41% as represented by the EMBI+ for the year, the fourth-highest return of the Index. Oil price strength continues to be a bright spot for the Venezuelan economy. The additional revenue from oil has helped limit the size of the federal budget deficit during a period of economic

GLOBAL             PARTNERS             INCOME             FUND             INC.

contraction. Venezuela financed 1999's deficit domestically, without turning to international capital markets. This policy has continued through 2000. Political uncertainty weighed on Venezuelan debt as controversy accompanied the process of Constitutional reform. The referendum on the new constitution was approved by 71% of the voters on December 15, 1999. The new constitution called for national elections. President Chavez was re-elected to a six-year term of office in July.

MOROCCO

Morocco returned 24.59% for the year. The Moroccan economy has struggled with two consecutive years of drought. The government cut spending to offset the decline in tax revenues. Earlier in the year a cellular telephone license was awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government investments in Morocco.

ECUADOR

Ecuador returned 55.45% for the year, as represented by the EMBI+. The market was encouraged by Ecuador's establishment of a dollarization program and its agreement to exchange defaulted Brady bonds for newly issued eurobonds. In addition, Ecuador reached agreement with the IMF on a $2 billion, three-year financing.

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 700 basis points over U.S. Treasuries. Continued economic growth in Asia coupled with an economic rebound in many Latin American countries points to an improving macroeconomic environment for emerging countries. In addition, volatility in the market is well below historic levels, reflecting the improved technical picture in the market.

HIGH-YIELD DEBT SECURITIES

The year ended August 31, 2000, was a period of investor uncertainty regarding interest rates, inflation and the sustainability of the North American economic expansion. These concerns translated into significant mutual fund outflows, which exacerbated already limited liquidity in the U.S. high-yield market and resulted in technical weakness for the market for most of the fiscal year. For the year ended August 31, 2000, the high-yield bond market returned 1.36% as measured by the SSB High Yield Index.

For most of the fiscal year, concerns over continued strong growth in the U.S. economy heightened inflation worries, which resulted in a string of interest rate hikes by the Fed. From June 1999 until May 2000, the Fed lifted its target rate for overnight bank lending six times, or 1.75%, to 6.50%. The Fed's rate increases caused significant concern and uncertainty in the fixed-income and equity markets as to the ultimate end of the rate increases and the sustainability of robust economic growth. The resulting rise in long-term interest rates and volatility in the U.S. equity markets put pressure on the high-yield market, both in terms of asset pricing and liquidity. These pressures were compounded by relatively high default rates in the high-yield bond market, primarily due to weak underwriting standards in 1997

GLOBAL             PARTNERS             INCOME             FUND             INC.

and 1998 and a tightening of banks' and the market's credit standards, which limited companies' access to new funds. As a result, liquidity in the market was limited on the investor side, as mutual fund outflows totaled $10.6 billion during the period, and by broker-dealers, who held back from committing significant funds to support the market.

Late in the fiscal year, however, the high-yield market received some relief as the Fed held interest rates steady at its meetings in June and August 2000 in response to data hinting at a slowdown in the U.S. economy. As a result, during the last three months of the fiscal year, inflation and interest rate fears subsided somewhat and the market enjoyed mutual fund inflows of $1.2 billion and a three-month return of 4.13% for the SSB High Yield Index. Despite this late recovery, the high-yield bond market remained focused on high default rates, potential inflation threats and the possibility that the economy could slip into a recession.

As reported by the SSB High Yield Index, the high-yield bond market returned 1.36% during the period. The average market yield at August 31, 2000 was 12.39%, up from 11.13% at August 31, 1999. In addition, the spread over U.S. Treasuries finished the period at 651 basis points, widening from 521 basis points at August 31, 1999.

For the year ended August 31, 2000, the top-performing industries in the high-yield bond market included energy, cable and other media, gaming, utilities, housing-related companies and chemicals. Energy outperformed due to higher oil and natural gas prices. The cable and other media, gaming and utilities sectors were supported by their relatively stable and predictable cash flows and their perception by investors as higher quality sectors. Housing-related companies benefited from continued strength in housing activity. Telecommunications, a growing segment of the market, was a moderate outperformer as a strong performance early in the fiscal year, driven by explosive industry growth and mergers and acquisitions, was offset by weakness late in the year due to increased equity market volatility, heightened competition and funding concerns.

The worst performing industry groups during the period included leisure, retail stores, consumer products, supermarkets/drugstores and services. Leisure was negatively impacted by difficulties arising from overcapacity in the theatre operator sector. Retail stores and consumer products underperformed due to more intense competition, flawed operating strategies at several issuers and slower consumer spending in the latter part of the reporting period. Supermarkets/drugstores underperformed due to individual credit difficulties at Rite Aid and Pathmark Stores.

In terms of credit quality, BB issues outperformed B issues, which in turn outperformed CCC issues as investors favored the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned 5.61%, 0.67% and a negative 13.64%, respectively, for the fiscal year, according to the SSB High Yield Index.

The Fund's performance was adversely affected by overweightings in retail stores, consumer products and services/other and by underweightings in utilities and housing-related companies during the period. However, the Fund's performance benefited from overweightings in gaming and chemicals and underweightings in leisure and supermarkets/drugstores. Over the course of the fiscal year, the Fund responded to market conditions by increasing its positions in energy and utilities and by reducing its positions in retail stores, consumer products and services/other.

GLOBAL             PARTNERS             INCOME             FUND             INC.

OUTLOOK

Going forward, we expect the high-yield bond market to continue to experience volatility in the near term primarily as a result of several technical factors, including (i) mutual fund flows, (ii) continued concerns over default rates,
(iii) reduced secondary market liquidity and (iv) continuing cyclical concerns. In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB credits, maintaining an underweighting in Telecommunications, due to the speculative environment surrounding that sector, and aggressively pursuing selective opportunities in undervalued B and CCC credits.

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your GDF stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City). We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

Heath B. McLendon                                William D. Cvengros
Heath B. McLendon                                William D. Cvengros
Co-Chairman of the Board                         Co-Chairman of the Board



Peter J. Wilby                                   Beth A. Semmel
Peter J. Wilby                                   Beth A. Semmel
Executive Vice President                         Executive Vice President

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments
August 31, 2000

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 38.9%
Basic Industries -- 4.6%
$ 1,500,000         Asia Pulp & Paper International Finance Co., 11.750% due
                     10/1/05....................................................  $    993,750
    750,000         Avecia Group PLC, 11.000% due 7/1/09........................       761,250
  1,500,000         Berry Plastics Corp., 12.250% due 4/15/04...................     1,440,000
  1,000,000         Doman Industries Ltd., 12.000% due 7/1/04...................     1,025,000
  1,000,000         Gentek Inc., 11.000% due 8/1/09.............................     1,022,500
  1,000,000         Glencore Nickel Property Ltd., 9.000% due 12/1/14...........       833,750
  1,250,000         Holt Group, 9.750% due 1/15/06..............................       175,000
    125,000         LTV Corp., 11.750% due 11/15/09.............................        94,375
  1,000,000         Lyondell Chemical Co., 9.875% due 5/1/07....................     1,018,750
    750,000         Norampac Inc., 9.500% due 2/1/08............................       763,125
                    Owens-Illinois Inc.:
    125,000           7.850% due 5/15/04........................................       118,281
    645,000           7.500% due 5/15/10........................................       557,925
    750,000         P&L Coal Holdings Corp., 8.875% due 5/15/08.................       736,875
    750,000         PCI Chemicals Canada Inc., 9.250% due 10/15/07..............       378,750
  1,250,000         Radnor Holdings Corp., 10.000% due 12/1/03..................     1,156,250
                                                                                  ------------
                                                                                    11,075,581
                                                                                  ------------
Consumer Cyclicals  -- 3.4%
  1,000,000         Advance Stores Co. Inc., 10.250% due 4/15/08................       825,000
    750,000         AmeriKing Inc., 10.750% due 12/1/06.........................       521,250
    750,000         Aztar Corp., 8.875% due 5/15/07.............................       733,125
  1,000,000         B&G Foods Inc., 9.625% due 8/1/07...........................       695,000
    500,000         Cole National Group, Inc., 8.625% due 8/15/07...............       332,500
  1,500,000         Finlay Fine Jewelry Corp., 8.375% due 5/1/08................     1,372,500
  1,000,000         HMH Properties, Inc., 8.450% due 12/1/08....................       973,750
    500,000         Levi Strauss & Co., 7.000% due 11/1/06......................       385,000
  1,000,000         Mattress Discounters Co., 12.625% due 7/15/07...............       915,000
    625,000         Pillowtex Corp., 9.000% due 12/15/07........................       121,875
                    Tommy Hilfiger USA, Inc.:
    220,000           6.500% due 6/1/03.........................................       177,100
    400,000           6.850% due 6/1/08.........................................       278,000
    375,000         Vlasic Foods International Inc., 10.250% due 7/1/09.........       204,375
  1,000,000         WestPoint Stevens, Inc., 7.875% due 6/15/05.................       870,000
                                                                                  ------------
                                                                                     8,404,475
                                                                                  ------------

----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.



GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

  FACE
 AMOUNT                                       SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.1%
$   750,000         Columbia/HCA Healthcare Co., 6.910% due 6/15/05.............  $    703,125
    750,000         Derby Cycle Corp., 10.000% due 5/15/08......................       228,750
  500 Units         Fresenius Medical Capital Trust II, 7.875% due 2/1/08 (b)...       473,750
    500,000         Harrah's Operating Co., Inc., 7.875% due 12/15/05...........       487,500
    250,000         HCA - The Healthcare Co., 8.750% due 9/1/10.................       251,875
    375,000         Home Interiors & Gifts Inc., 10.125% due 6/1/08.............       114,375
  1,500,000         Horseshoe Gaming LLC, 9.375% due 6/15/07....................     1,507,500
  1,000,000         Imperial Holly Corp., 9.750% due 12/15/07...................       190,000
    750,000         Mandalay Resort Group, 10.250% due 8/1/07 (c)...............       780,000
    750,000         MGM Grand Inc., 9.750% due 6/1/07...........................       789,375
    750,000         Mohegan Tribal Gaming, 8.750% due 1/1/09....................       736,875
  1,900,000         North Atlantic Trading Co., 11.000% due 6/15/04.............     1,605,500
  1,500,000         Park Place Entertainment Corp., 7.875% due 12/15/05.........     1,458,750
                    Revlon Consumer Products Corp.:
    550,000           9.000% due 11/1/06........................................       396,000
    175,000           8.625% due 2/1/08.........................................        91,000
    500,000         Simmons Co., 10.250% due 3/15/09............................       475,000
                    Sun International Hotels:
    500,000           9.000% due 3/15/07........................................       475,000
  1,000,000           8.625% due 12/15/07.......................................       940,000
    750,000         Tenet Healthcare Corp., 7.625% due 6/1/08...................       712,500
                                                                                  ------------
                                                                                    12,416,875
                                                                                  ------------
Energy  -- 3.8%
  1,000,000         Belco Oil & Gas Corp., 8.875% due 9/15/07...................       950,000
    750,000         Canadian Forest Oil Ltd., 8.750% due 9/15/07................       738,750
    250,000         Comstock Resources Inc., 11.250% due 5/1/07.................       261,250
    750,000         Gulf Canada Resources Ltd., 9.625% due 7/1/05...............       776,250
  1,000,000         Lomak Petroleum Inc., 8.750% due 1/15/07....................       935,000
    750,000         Ocean Energy Inc., 8.875% due 7/15/07.......................       768,750
  1,000,000         PennzEnergy Co., 10.250% due 11/1/05........................     1,101,250
    500,000         Pioneer Natural Resource Co., 9.625% due 4/1/10.............       533,750
                    Plains Resources Inc.:
    300,000           10.250% due 3/15/06.......................................       310,500
    700,000           10.250% due 3/15/06 (c)...................................       724,500
    500,000         R&B Falcon Corp., 9.500% due 12/15/08.......................       542,500
  2,000,000         United Refining Co., 10.750% due 6/15/07....................     1,195,000
    435,000         Western Gas Resources, 10.000% due 6/15/09..................       456,750
                                                                                  ------------
                                                                                     9,294,250
                                                                                  ------------

----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.


GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

   FACE
  AMOUNT                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Finance Services -- 1.5%
$   987,700         Airplanes Pass-Through Trust, 10.875% due 3/15/19...........  $    805,766
                    ContiFinancial Corp.:
  1,000,000           7.500% due 3/15/02 (d)....................................       130,000
  1,000,000           8.125% due 4/1/08 (d).....................................       130,000
    375,000         Metris Cos. Inc., 10.125% due 7/15/06.......................       354,375
  2,000,000         Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700%
                     due 3/15/23................................................     1,540,000
    750,000         Sovereign Bancorp., 10.500% due 11/15/06....................       763,125
                                                                                  ------------
                                                                                     3,723,266
                                                                                  ------------
Housing Related  -- 0.7%
  1,000,000         Blount Inc., 13.000% due 8/1/09.............................     1,025,000
    875,000         Nortek Inc., 8.875% due 8/1/08..............................       818,125
                                                                                  ------------
                                                                                     1,843,125
                                                                                  ------------
Manufacturing  -- 4.2%
  1,750,000         Breed Technologies Inc., 9.250% due 4/15/08 (d).............        21,875
  1,500,000         Federal Mogul Corp., 7.500% due 1/15/09.....................     1,095,000
  1,250,000         Foamex L.P., 9.875% due 6/15/07.............................       943,750
    750,000         Hexcel Corp., 9.750% due 1/15/09............................       701,250
  1,500,000         High Voltage Engineering Corp., 10.500% due 8/15/04.........     1,042,500
  1,461,000         Hines Horticulture Inc., 11.750% due 10/15/05...............     1,482,915
    500,000         JH Heafner Co., 10.000% due 5/15/08.........................       212,500
    750,000         JL French Automotive Casting, 11.500% due 6/1/09............       630,000
  1,000,000         Jordan Industries, 10.375% due 8/1/07.......................       940,000
    750,000         Lear Corp., 8.110% due 5/15/09..............................       709,688
  1,750,000         Moll Industries, 10.500% due 7/1/08.........................       428,750
    500,000         Polymer Group Inc., 9.000% due 7/1/07.......................       405,000
    850,000         Sequa Corp., 9.000% due 8/1/09..............................       852,125
    375,000         Tenneco Automotive Inc., 11.625% due 10/15/09...............       324,375
    500,000         Williams Scotsman Inc., 9.875% due 6/1/07...................       438,125
                                                                                  ------------
                                                                                    10,227,853
                                                                                  ------------
Media and Cable  -- 5.7%
  1,250,000         Adelphia Communications Corp., 9.875% due 3/1/07............     1,210,938
    375,000         Allbritton Communications, 9.750% due 11/30/07..............       363,750
  1,000,000         Century Communications Corp., zero coupon due 1/15/08.......       418,750
                    Charter Communications Holdings LLC:
    400,000           8.625% due 4/1/09.........................................       367,000
  1,625,000           Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11...       979,063
  1,000,000         Citadel Broadcasting Co., 10.250% due 7/1/07................     1,045,000


----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.


GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

    FACE
   AMOUNT                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 5.7% (continued)
                    CSC Holdings Inc.:
$ 1,000,000           9.875% due 2/15/13........................................  $  1,022,500
  1,000,000           10.500% due 5/15/16.......................................     1,080,000
  1,050,000         Diamond Cable Communications PLC, zero coupon until
                     12/15/00, 11.750% thereafter, due 12/15/05.................     1,002,750
  1,250,000         Hollinger International Publishing Inc., 9.250% due
                     2/1/06.....................................................     1,262,500
    750,000         Lin Television Corp., 8.375% due 3/1/08.....................       714,375
  1,000,000         NTL Inc., zero coupon until 2/1/01, 11.500% thereafter, due
                     2/15/06....................................................       946,250
    750,000         Rogers Communications Inc., 8.875% due 7/15/07..............       753,750
  1,065,000         Telewest Communications PLC, 11.250% due 11/1/08............     1,065,000
  2,500,000         United International Holdings, zero coupon until 2/15/03,
                     10.750% thereafter, due 2/15/08............................     1,762,500
                                                                                  ------------
                                                                                    13,994,126
                                                                                  ------------
Services and Other  -- 2.9%
    750,000         Allied Waste North America Inc., 7.875% due 1/1/09..........       679,688
    500,000         Aqua Chemical Inc., 11.250% due 7/1/08......................       317,500
    900,000         Avis Rent A Car Inc., 11.000% due 5/1/09....................       985,500
  1,500,000         Axiohm Transaction Solutions Inc., 9.750% due 10/1/07 (d)...       307,500
    500,000         Crown Castle International Corp., 10.750% due 8/1/11........       522,500
  1,000,000         Dyncorp Inc., 9.500% due 3/1/07.............................       775,000
  1,000,000         Intertek Finance, 10.250% due 11/1/06.......................       875,000
    500,000         Mail-Well I Corp., 8.750% due 12/15/08......................       435,000
  1,000,000         Pierce Leahy Command Corp., 8.125% due 5/15/08..............       910,000
  1,000,000         Primark Corp., 9.250% due 12/15/08..........................     1,095,000
  2,000,000         Safety-Kleen Services, 9.250% due 6/1/08 (d)................       100,000
                                                                                  ------------
                                                                                     7,002,688
                                                                                  ------------
Technology  -- 0.5%
    375,000         Exodus Communications Inc., 11.625% due 7/15/10 (c).........       383,438
    750,000         Polaroid Corp., 11.500% due 2/15/06.........................       778,125
                                                                                  ------------
                                                                                     1,161,563
                                                                                  ------------
Telecommunications  -- 4.6%
  1,000,000         Covad Communications Group Inc., 12.000% due 2/15/10........       775,000
                    Global Crossing Holding Ltd.:
    500,000           9.125% due 11/15/06.......................................       498,750
    250,000           9.500% due 11/15/09.......................................       251,875
  1,750,000         ICG Holdings Inc., zero coupon until 9/15/00, 13.500%
                     thereafter, due 9/15/05....................................       918,750

----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.



GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

  FACE
 AMOUNT                                      SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 4.6% (continued)
                    Intermedia Communications Inc.:
$   250,000           8.500% due 1/15/08.........................................  $   207,500
    750,000           8.600% due 6/1/08..........................................      622,500
                    Level 3 Communications Inc.:
    250,000           11.000% due 3/15/08.......................................       248,750
    500,000           9.125% due 5/1/08.........................................       450,625
  3,500,000         Nextel Communications Inc., zero coupon until 2/15/03,
                     9.950% thereafter, due 2/15/08.............................     2,660,000
    375,000         NEXTLINK Communications, 10.750% due 6/1/09.................       364,688
    750,000         Price Communications Wireless Inc., 9.125% due 12/15/06.....       761,250
    750,000         PSINet Inc., 11.500% due 11/1/08............................       661,875
    750,000         Rogers Cantel Inc., 8.800% due 10/1/07......................       751,875
    750,000         Telecorp PCS Inc., 10.625% due 7/15/10 (c)..................       783,750
    750,000         Ubiquitel Operating Co., zero coupon until 4/15/05, 14.000%
                     thereafter, due 4/15/10....................................       393,750
  2,250,000         Viatel Inc., zero coupon until 4/15/03, 12.500% thereafter,
                     due 4/15/08................................................       776,250
                                                                                  ------------
                                                                                    11,127,188
                                                                                  ------------
Transportation  -- 1.2%
  1,500,000         Northwest Airlines Inc., 7.625% due 3/15/05.................     1,398,750
                    TFM S.A. de C.V.:
    750,000           10.250% due 6/15/07.......................................       710,625
  1,000,000           Zero coupon until 6/15/02, 11.750% thereafter, due 6/15/09       782,500
                                                                                  ------------
                                                                                     2,891,875
                                                                                  ------------
Utilities  -- 0.7%
  1,000,000         Azurix Corp., 10.750% due 2/15/10 (c).......................       770,000
                    Calpine Corp.:
    500,000           8.750% due 7/15/07........................................       496,250
    500,000           8.625% due 8/15/10........................................       496,875
                                                                                  ------------
                                                                                     1,763,125
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $111,412,971)...............    94,925,990
                                                                                  ------------

----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.



GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

  FACE
 AMOUNT                                         SECURITY(a)                           VALUE
----------------------------------------------------------------------------------------------
Sovereign Bonds -- 49.0%
Argentina  -- 7.4%
                    Republic of Argentina:
$ 8,825,000           11.375% due 3/15/10.......................................  $  8,052,813
  7,000,000           12.125% due 2/25/19.......................................     6,571,250
  3,850,000         Structured Note, 11.595% due 4/10/05 (e)(f).................     3,580,500
                                                                                  ------------
                                                                                    18,204,563
                                                                                  ------------
Brazil  -- 10.3%
                    Federal Republic of Brazil:
  7,365,000           14.500% due 10/15/09......................................     8,272,736
  2,905,000           12.250% due 3/6/30........................................     2,752,488
 14,103,000           11.000% due 8/17/40.......................................    11,564,460
  2,689,530           MYDFA, 7.187% due 9/15/07 (e).............................     2,410,491
                                                                                  ------------
                                                                                    25,000,175
                                                                                  ------------
Bulgaria  -- 2.4%
                    Republic of Bulgaria:
    150,000           Discount Bond, Series A, 7.750% due 7/28/24 (e)...........       122,344
  7,500,000           FLIRB, Series A, 3.000% due 7/28/12 (e)...................     5,784,375
                                                                                  ------------
                                                                                     5,906,719
                                                                                  ------------
Colombia  -- 1.2%
                    Republic of Colombia:
    700,000           12.832% due 8/13/05 (e)...................................       694,750
  2,450,000           11.750% due 2/25/20.......................................     2,156,000
                                                                                  ------------
                                                                                     2,850,750
                                                                                  ------------
Costa Rica  -- 0.3%
    900,000         Costa Rica Principal Bond, Series B, 6.250% due 5/21/15.....       837,000
                                                                                  ------------
Croatia  -- 0.4%
    983,456         Republic of Croatia, Series B, 7.750% due 7/31/06 (e).......       942,888
                                                                                  ------------
Ecuador  -- 0.5%
                    Republic of Ecuador:
    104,000           12.000% due 11/15/12 (c)..................................        67,756
  2,682,000           4.000% due 8/15/30 (c)(e).................................     1,038,605
                                                                                  ------------
                                                                                     1,106,361
                                                                                  ------------

----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.



GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

  FACE
 AMOUNT                                      SECURITY(a)                             VALUE
----------------------------------------------------------------------------------------------
Ivory Coast -- 0.2%
$ 2,000,000         Ivory Coast, FLIRB, due 3/29/18 (d).........................  $    370,000
                                                                                  ------------
Jamaica  -- 0.2%
    500,000         Government of Jamaica, 12.750% due 9/1/07 (c)...............       491,250
                                                                                  ------------
Mexico  -- 1.6%
                    United Mexican States:
  3,246,000           11.375% due 9/15/16.......................................     3,847,322
    110,000           11.500% due 5/15/26.......................................       136,785
                                                                                  ------------
                                                                                     3,984,107
                                                                                  ------------
Panama  -- 2.5%
                    Republic of Panama:
    800,000           8.875% due 9/30/27........................................       698,000
  1,350,000           9.375% due 4/1/29.........................................     1,336,500
  4,900,000           IRB, 4.500% due 7/17/14 (e)...............................     4,085,375
                                                                                  ------------
                                                                                     6,119,875
                                                                                  ------------
Peru  -- 1.3%
                    Republic of Peru:
  1,000,000           FLIRB, 3.750% due 3/7/17 (e)..............................       653,125
  3,600,000           PDI, 4.500% due 3/7/17 (e)................................     2,538,000
                                                                                  ------------
                                                                                     3,191,125
                                                                                  ------------
Philippines  -- 1.0%
                    Republic of Philippines:
    815,000           9.875% due 1/15/19........................................       704,975
  2,000,000           10.625% due 3/16/25.......................................     1,785,000
                                                                                  ------------
                                                                                     2,489,975
                                                                                  ------------
Poland  -- 0.3%
    900,000         Republic of Poland, PDI, 6.000% due 10/27/14 (e)............       836,438
                                                                                  ------------
Russia  -- 10.4%
                    Russia:
  5,358,695           8.250% due 3/31/10 (c)....................................     3,811,372
  5,125,000           11.000% due 7/24/18.......................................     4,029,531
 40,110,603           2.250% due 3/31/30 (c)(e).................................    17,498,243
                                                                                  ------------
                                                                                    25,339,146
                                                                                  ------------

----------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.




GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

  FACE
 AMOUNT                                            SECURITY(a)                        VALUE
----------------------------------------------------------------------------------------------
Venezuela -- 9.0%
                    Republic of Venezuela:
$   200,000           9.125% due 6/18/07........................................  $    163,000
  8,800,000           13.625% due 8/15/18.......................................     8,415,000
    215,000           9.250% due 9/15/27........................................       147,544
  2,500,000           Discount Bond, Series W-A, 7.375% due 3/31/20 (e).........     2,050,000
                      FLIRB:
  6,666,601             Series A, 7.438% due 3/31/07 (e)........................     5,772,859
  5,333,280             Series B, 7.438% due 3/31/07 (e)........................     4,618,287
    808,850           NMB, 8.000% due 12/18/05 (e)..............................       675,390
                                                                                  ------------
                                                                                    21,842,080
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $111,588,182)...............   119,512,452
                                                                                  ------------
Loan Participations  -- 8.3%
 12,764,700         Kingdom of Morocco, Tranche B, 7.750% due 1/1/04
                     (Morgan Guaranty Trust Company of New York and Morgan
                     Stanley Emerging Markets Inc.) (e)(g)......................    12,142,421
                    The People's Democratic Republic of Algeria:
  1,638,635           Tranche 1, 7.188% due 9/4/06 (Chase Manhattan Bank)
                       (e)(g)...................................................     1,417,420
  8,075,000           Tranche 3, 7.188% due 3/4/10 (Chase Manhattan Bank and First
                       Boston) (e)(g)...........................................     6,611,407
                                                                                  ------------

                    Total Loan Participations (Cost  -- $19,152,823)............    20,171,248
                                                                                  ------------


  SHARES                                       SECURITY(a)                             VALUE
----------------------------------------------------------------------------------------------
Preferred Stock -- 0.2%
         12         Anvil Holdings, Series B, 13.000%...........................            89
  1,000,000         APP Finance (II) Mauritius Limited, Series A,
                     12.000% (e)................................................       452,500
                    TCR Holding Corp. (h):
      4,091           Class B...................................................            41
      2,250           Class C...................................................            23
      5,932           Class D...................................................            59
     12,271           Class E...................................................           123
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $1,001,470).................       452,835
                                                                                  ------------

----------------------------------------------------------------------------------------------
                             SEE NOTES TO FINANCIAL STATEMENTS.



GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Schedule of Investments  (continued)
August 31, 2000

 SHARES                                     SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Warrants and Rights (h) -- 0.1%
      1,000         Glasstech Inc. (Exercise price of $0.01 per share expiring on 6/30/04.
                     Each warrant exercisable for 0.125 shares of common
                     stock.)....................................................  $        500
      5,000         In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each warrant exercisable for one share of
                     common stock.).............................................            --
      1,000         Mattress Discounters Co. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85
                     shares of Class A common stock and 0.539 shares of Class L
                     common stock.).............................................        10,000
      8,000         Terex Corp. Stock Appreciation Rights (Expiring 5/15/02)....       113,000
        750         Ubiquitel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965
                     shares of common stock.)...................................        48,844
                                                                                  ------------

                    Total Warrants and Rights (Cost  -- $41,891)................       172,344
                                                                                  ------------


  FACE
 AMOUNT                                              SECURITY                          VALUE
----------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.5%
$ 4,218,000         J.P. Morgan, 6.580% due 9/1/00; Proceeds at maturity  --
                     $4,218,771;
                     (Fully collateralized by U.S. Treasury Notes, 6.375% due
                     8/15/27; Market value  -- $4,302,358)......................     4,218,000
  4,217,000         Warburg Dillon Read LLC, 6.600% due 9/1/00; Proceeds at
                     maturity  --
                     $4,217,773; (Fully collateralized by U.S. Treasury Notes,
                     10.625% due 8/15/15; Market value  -- $4,301,646)..........     4,217,000
                                                                                  ------------

                    Total Repurchase Agreements (Cost  -- $8,435,000)...........     8,435,000
                                                                                  ------------

                    Total Investments  -- 100% (Cost  -- $251,632,337)..........  $243,669,869
                                                                                  ------------
                                                                                  ------------

--------------------------------------------------------------------------------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Each unit is comprised of a $1,000 par value senior note due 2/1/08.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d) Security is currently in default.

(e) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(f) Coupon rate is derived from a formula based on the yields of other Argentine bonds.

(g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Non-income producing security.

  Abbreviations used in this schedule:

    FLIRB  -- Front Loaded Interest Reduction Bond.
    IRB    -- Interest Reduction Bond.
    MYDFA  -- Multi Year Depository Facility Agreement.
    NMB    -- New Money Bond.
    PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL                 PARTNERS                 INCOME                 FUND INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 2000

ASSETS:
   Investments, at value (Cost  -- $251,632,337)............  $243,669,869
   Cash.....................................................     1,298,779
   Interest receivable......................................     7,881,788
   Prepaid expenses.........................................         8,974
                                                              ------------
   TOTAL ASSETS.............................................   252,859,410
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    75,000,000
   Payable for securities purchased.........................     1,042,986
   Loan interest payable (Note 4)...........................       443,500
   Management fees payable (Note 2).........................       161,819
   Accrued expenses.........................................       141,523
                                                              ------------
   TOTAL LIABILITIES........................................    76,789,828
                                                              ------------
TOTAL NET ASSETS............................................  $176,069,582
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 14,748,540 shares outstanding)..............  $     14,749
   Additional paid-in capital...............................   205,371,639
   Undistributed net investment income......................       577,160
   Accumulated net realized loss from security
    transactions............................................   (21,931,498)
   Net unrealized depreciation of investments...............    (7,962,468)
                                                              ------------
TOTAL NET ASSETS............................................  $176,069,582
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE ($176,069,582 [div] 14,748,540
 shares outstanding)........................................        $11.94
                                                                    ------
                                                                    ------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
   Interest.................................................  $ 29,709,248
                                                              ------------
EXPENSES:
   Interest expense (Note 4)................................     6,207,943
   Management fees (Note 2).................................     1,869,960
   Legal fees...............................................        72,546
   Shareholder communications...............................        56,811
   Audit and tax services...................................        54,551
   Custody..................................................        40,550
   Transfer agent fees......................................        36,047
   Directors' fees and expenses.............................        27,892
   Listing fees.............................................        24,302
   Other....................................................        19,338
                                                              ------------
   TOTAL EXPENSES...........................................     8,409,940
                                                              ------------
NET INVESTMENT INCOME.......................................    21,299,308
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   271,973,630
      Cost of securities sold...............................   271,261,357
                                                              ------------
   NET REALIZED GAIN........................................       712,273
                                                              ------------
   Change in Net Unrealized Depreciation:
      Beginning of year.....................................   (21,033,639)
      End of year...........................................    (7,962,468)
                                                              ------------
   DECREASE IN NET UNREALIZED DEPRECIATION..................    13,071,171
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    13,783,444
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 35,082,752
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                  2000           1999
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 21,299,308   $ 23,233,430
   Net realized gain (loss).................................       712,273    (17,552,398)
   Decrease in net unrealized depreciation..................    13,071,171     36,734,971
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................    35,082,752     42,416,003
                                                              ------------   ------------
DIVIDENDS PAID TO SHAREHOLDERS FROM:
   Net investment income....................................   (21,016,689)   (24,514,395)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS....   (21,016,689)   (24,514,395)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (0 and 179,386 shares issued, respectively).............            --      1,972,489
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...            --      1,972,489
                                                              ------------   ------------
INCREASE IN NET ASSETS......................................    14,066,063     19,874,097
NET ASSETS:
   Beginning of year........................................   162,003,519    142,129,422
                                                              ------------   ------------
   END OF YEAR*.............................................  $176,069,582   $162,003,519
                                                              ------------   ------------
                                                              ------------   ------------
*Includes undistributed net investment income of:...........      $577,160        $19,470
                                                              ------------   ------------
                                                              ------------   ------------


---------------------------------------
Statement of Cash Flows
For the Year Ended August 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Proceeds from sales of portfolio securities and principal
    paydowns................................................  $ 258,055,272
   Purchases of portfolio securities........................   (242,880,940)
   Net purchases of short-term securities...................     (5,304,000)
                                                              -------------
                                                                  9,870,332
   Net investment income....................................     21,299,308
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Accretion of discount on securities...................     (5,690,253)
      Capitalized income on payment-in-kind securities......       (216,772)
      Net change in receivables/payables related to
        operations..........................................     (2,947,614)
                                                              -------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES................     22,315,001
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Dividends paid...........................................    (21,016,689)
                                                              -------------
   NET CASH USED BY FINANCING ACTIVITIES....................    (21,016,689)
                                                              -------------
NET INCREASE IN CASH........................................      1,298,312
Cash, Beginning of year.....................................            467
                                                              -------------
CASH, END OF YEAR...........................................  $   1,298,779
                                                              -------------
                                                              -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Notes to Financial Statements

Note 1. Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Notes to Financial Statements  (continued)

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount on debt obligations. For the year ended August 31, 2000, the Fund paid interest expenses of $6,103,394.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Notes to Financial Statements  (continued)

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was transferred to the Investment Manager from its subsidiary, Value Advisors LLC, on November 2, 1999.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC ('SSBC'), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 2000, the Investment Adviser owned 4,584 shares of the Fund and Salomon Smith Barney Inc., another subsidiary of SSBH, owned 7 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

Note 3. Portfolio Activity

During the year ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $262,827,681
                                                              ------------
                                                              ------------
Sales.......................................................  $271,973,630
                                                              ------------
                                                              ------------

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Notes to Financial Statements  (continued)

At August 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 12,365,933
Gross unrealized depreciation...............................   (20,328,401)
                                                              ------------
Net unrealized depreciation.................................  $ (7,962,468)
                                                              ------------
                                                              ------------

Note 4. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to six-month LIBOR plus 2.00% and the maturity date is November 8, 2000. The collateral for the loan was valued at $235,234,869 on August 31, 2000 and is being held in a segregated account by the Fund's custodian.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 2000, the Fund held loan participations with a total cost of $19,152,823.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any unrealized gain or loss recorded on such transactions.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Notes to Financial Statements  (continued)

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Capital Loss Carryforward

At August 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $15,469,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

Note 9. Dividends Subsequent to August 31, 2000

On September 1 and October 2, 2000, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $0.11875 per share, payable on September 29 and October 27, 2000, to shareholders of record on September 12 and October 17, 2000, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Financial Highlights
For a share of common stock outstanding throughout each fiscal year ended
August 31, except where noted:

                                      2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------

NET ASSET VALUE,
 BEGINNING OF YEAR................    $10.98      $9.76     $16.18     $13.88     $11.11
                                    --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income............      1.44       1.59       1.55       1.55       1.70
 Net realized and unrealized
   gain (loss)....................      0.95       1.30      (5.53)      2.46       2.56
                                    --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations.......................      2.39       2.89      (3.98)      4.01       4.26
                                    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income............     (1.43)     (1.67)     (1.62)     (1.71)     (1.49)
 Net realized gains...............        --         --      (0.49)        --         --
 Excess of net realized capital
   gains..........................        --         --      (0.33)        --         --
                                    --------   --------   --------   --------   --------
Total Distributions...............     (1.43)     (1.67)     (2.44)     (1.71)     (1.49)
                                    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR......    $11.94     $10.98      $9.76     $16.18     $13.88
                                    --------   --------   --------   --------   --------
                                    --------   --------   --------   --------   --------
MARKET VALUE, END OF YEAR.........  $11.6250   $11.3125    $8.5625   $15.4375   $13.2500
TOTAL RETURN,
 BASED ON MARKET VALUE(1).........     17.57%     53.57%    (34.35)%    31.28%     34.22%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including
   interest expense...............      4.95%      4.22%      3.54%      3.55%      4.19%
 Total expenses, excluding
   interest expense (operating
   expenses)......................      1.30%      1.27%      1.31%      1.31%      1.32%
 Net investment income............     12.53%     14.26%     10.56%     10.14%     13.51%
PORTFOLIO TURNOVER RATE...........       111%       102%       144%       107%        92%
NET ASSETS, END OF YEAR (000S)....  $176,070   $162,004   $142,129   $234,735   $201,398
Bank Loans Outstanding,
 End of Year (000s)...............   $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Bank Loans
 (000s)...........................   $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate
 on Bank Loans....................      8.28%      6.42%      6.34%      6.65%      6.99%
----------------------------------------------------------------------------------------

(1)For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Report of Independent Accountants
To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the 'Fund') at August 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, N.Y.
October 17, 2000

GLOBAL             PARTNERS             INCOME             FUND             INC.

--------------------------------------------------------------------------------
Selected Quarterly Financial Information (unaudited)
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                          NET REALIZED
                                                                 NET INVESTMENT           & UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED*                                               TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

November 30, 1997...........................................  $5,502      $0.38       $ (8,712)   $(0.60)
February 27, 1998...........................................   5,521       0.38          5,620      0.39
May 29, 1998................................................   5,518       0.38         (5,824)    (0.40)
August 31, 1998.............................................   5,972       0.41        (71,568)    (4.92)
November 30, 1998...........................................   6,790       0.46         26,849      1.84
February 26, 1999...........................................   5,897       0.41         (9,536)    (0.66)
May 28, 1999................................................   5,334       0.36          8,273      0.56
August 31, 1999.............................................   5,212       0.36         (6,403)    (0.44)
November 30, 1999...........................................   4,987       0.34          8,798      0.60
February 29, 2000...........................................   4,911       0.33          7,029      0.48
May 31, 2000................................................   5,316       0.36        (15,161)    (1.02)
August 31, 2000.............................................   6,085       0.41         13,117      0.89
----------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)

On February 24, 2000, a Special Meeting of the Fund's stockholders was held for the purpose of voting on the following matters:

    1. The approval of a new management agreement between PIMCO Advisors L.P. and the Fund; and

    2. The approval of a new investment advisory and administration agreement among PIMCO Advisors L.P., Salomon Brothers Asset Management Inc and the Fund.

    3. The election of William D. Cvengros and Leslie H. Gelb as directors of the Fund until the year 2002; and

    4. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended August 31, 2000.

    The results of the vote on Proposal 1 were as follows:

            % OF SHARES    VOTES     % OF SHARES      VOTES     % OF SHARES
VOTES FOR    VOTED FOR    AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
---------------------------------------------------------------------------
13,365,345     97.0%      156,473       1.1%         259,266       1.9%
---------------------------------------------------------------------------

    The results of the vote on Proposal 2 were as follows:

            % OF SHARES    VOTES     % OF SHARES      VOTES     % OF SHARES
VOTES FOR    VOTED FOR    AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
---------------------------------------------------------------------------
13,376,170     97.1%      154,709       1.1%         250,205       1.8%
---------------------------------------------------------------------------

    The results of the vote on Proposal 3 were as follows:

                                                               % OF SHARES    VOTES     % OF SHARES
NAME OF DIRECTORS                                  VOTES FOR    VOTED FOR    AGAINST   VOTED AGAINST
----------------------------------------------------------------------------------------------------
William D. Cvengros                                13,540,528     98.3%      240,566        1.7%
Leslie H. Gelb                                     13,541,528     98.3       239,566        1.7
----------------------------------------------------------------------------------------------------

    The results of the vote on Proposal 4 were as follows:

            % OF SHARES    VOTES     % OF SHARES      VOTES     % OF SHARES
VOTES FOR    VOTED FOR    AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
---------------------------------------------------------------------------
13,549,565     98.3%      71,780        0.5%         159,747       1.2%
---------------------------------------------------------------------------

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

GLOBAL             PARTNERS             INCOME             FUND             INC.

---------
Directors

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Inc.

WILLIAM D. CVENGROS
    Co-Chairman of the Board;
    Chief Executive Officer of PocketVideo Corp.;
    formerly Chief Executive Officer and
    President of PIMCO Advisors L.P.

LESLIE H. GELB
    President, The Council on Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director, Latin American
    Studies Program, Paul H. Nitze
    School of Advanced International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
    Law & Diplomacy Tufts University

-------
Officers

WILLIAM D. CVENGROS
    Co-Chairman of the Board

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

BETH A. SEMMEL
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

-----------------
Global Partners
Income Fund Inc.
    7 World Trade Center
    New York, New York 10048
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    Seven World Trade Center
    New York, New York 10048

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

--------------------------------------------------------------------------------

---------------
GLOBAL PARTNERS                                  -------------------
INCOME FUND INC.                                      BULK RATE
                                                    U.S. POSTAGE
                                                         PAID
                                                  STATEN ISLAND, NY
                                                      PERMIT NO.
                                                        169
                                                 -------------------


ANNUAL REPORT
AUGUST 31, 2000



AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005





                       STATEMENT OF DIFFERENCES

The division sign shall be expressed as...................................[div]